Impact of COVID-19	12 Months Ended
Mar. 31, 2020
Disclosure of Impact of COVID19 [Abstract]
Impact of COVID-19
41.
Impact of COVID-19

The threats posed by the coronavirus outbreak are multifold. In many countries, businesses have been forced to cease or limit their operations for long or indefinite periods of time. Even in India the outbreak has been declared epidemic and on March 24, 2020, the Government of India ordered a nationwide lockdown, limiting movement of the population of India as a preventive measure against the COVID-19 pandemic. As a result, most businesses throughout the world are dealing with lost revenue and disrupted supply chains. The disruption to global supply chains due to factory shutdowns has already exposed the vulnerabilities of many organizations.

However, as the Company operates in an industry that is considered essential in India and other countries, its operations were continuing during lockdown by ensuring appropriate safety measures.

The Company considered the uncertainty relating to the COVID-19 pandemic in assessing the recoverability of receivables, goodwill, intangible assets, investments and other assets. For this purpose, the Company considered internal and external sources of information up to the date of approval of these financial statements. The Company has also used the principles of prudence in applying judgments, estimates and assumptions including sensitivity analysis. Based on its current estimates, the Company expects to fully recover the carrying amount of receivables, goodwill, intangible assets, investments and other assets.

As the outbreak continues to evolve, the Company will continue to closely monitor any material changes to future economic conditions.